Exhibit 99.2

Great Western Bancorporation, Inc. and North Central Bancshares, Inc. to Merge

FT. DODGE, IOWA – March 13, 2012— NASDAQ : FFFD — Great Western Bancorporation, Inc. and North Central Bancshares, Inc. announced their entry into a definitive merger agreement under which Great Western Bancorporation, Inc., the parent of Great Western Bank, will acquire North Central Bancshares, Inc. in a series of related transactions. As part of the transactions, First Federal Savings Bank of Iowa will merge with and into Great Western Bank.

Subject to certain conditions, under the terms of the merger agreement, upon consummation of the transactions each issued and outstanding share of common stock of North Central Bancshares, Inc. will be converted into the right to receive $30.58 per share in cash, representing an approximate premium of 39% over the share closing price on March 12, 2012. Shareholders of North Central Bancshares, Inc. will be entitled to receive approximately $41.5 million in the aggregate.

The board of directors of North Central Bancshares, Inc. has unanimously approved the merger agreement and recommended its approval by its shareholders. The merger is expected to close in the summer of 2012, subject to various closing conditions including regulatory approvals and non-objections and approval by North Central Bancshares, Inc.’s shareholders.

North Central Bancshares, Inc. is the parent company of First Federal Savings Bank of Iowa. First Federal Savings Bank of Iowa is a state chartered commercial bank with assets of approximately $433 million and deposits of approximately $361 million. First Federal Savings Bank of Iowa conducts its operations from its main office in Fort Dodge and ten other branches in Iowa. Eight of First Federal Savings Bank of Iowa’s offices are located in north-central and central Iowa and three are located in south-east Iowa. Following the closing of the transactions, Great Western Bank will have assets of approximately $8.9 billion and deposits of approximately $6.7 billion, with over 200 locations throughout Iowa, Nebraska, Arizona, Colorado, Kansas, Missouri and South Dakota.

North Central Bancshares, Inc.’s Chairman, President & CEO David M. Bradley, stated “Given the challenges facing community banks today, we felt joining forces with a larger regional bank provided our customers and employees a stronger platform, and our shareholders benefit from a strong premium over our market price.” Mr. Bradley further commented, “We are excited on all fronts as we move our bank into the Great Western franchise.”

North Central Bancshares, Inc. is being advised by investment bank Keefe Bruyette &Woods, Inc. and represented by its legal counsel Paul Hastings LLP.

About the Company and the Bank

North Central Bancshares, Inc. serves north central, central and southeastern Iowa at eleven full service locations in Fort Dodge, Nevada, Ames, Perry, Ankeny, Clive, West Des Moines, Burlington, and Mount Pleasant, Iowa through its wholly-owned subsidiary, First Federal Savings Bank of Iowa, headquartered in Fort Dodge, Iowa.

The Bank’s deposits are insured by the Federal Deposit Insurance Corporation up to the fullest extent permitted by law.

Additional Information and Where to Find It

The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the merger agreement, which is being filed with the Securities and Exchange Commission (the “SEC”) as an exhibit its Current Report on Form 8-K filed on March 13, 2012. Investors are urged to read the merger agreement for a more complete understanding of the terms of the transactions discussed herein.

This press release does not constitute a solicitation of any vote or approval. North Central Bancshares, Inc. will be filing with the SEC a proxy statement related to a special meeting of its shareholders and other relevant documents related to the approval by North Central Bancshares, Inc.’s common shareholders of the merger agreement and related transactions (“Shareholder Approval”). We urge investors to read the related proxy statement and any other relevant documents to be filed with the SEC because they will contain important information.

Once available, these documents will be obtainable free of charge on the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by North Central Bancshares, Inc. will be available free of charge from David M. Bradley, Chairman, President and Chief Executive Officer of North Central Bancshares, Inc. at (515) 576-7531.

The directors, executive officers and certain other members of management and employees of North Central Bancshares, Inc. may be deemed to be “participants” in the solicitation of proxies for Shareholder Approval. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Shareholder Approval will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT RELATED TO NORTH CENTRAL’S SPECIAL MEETING OF SHAREHOLDERS TO APPROVE THE MERGER AGREEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY NORTH CENTRAL BANCSHARES, INC. WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You can find current information about North Central Bancshares, Inc.’s executive officers and directors in the proxy statement related to its upcoming annual meeting of shareholders, which was filed with the SEC on Schedule 14A on March 9, 2012.

Caution about Forward-Looking and other Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events, such as statements about the anticipated closing date of the transactions discussed herein. Although we believe that forward-looking statements are based upon reasonable assumptions, there can be no assurance that actual results, performance or achievements of North Central Bancshares, Inc. will not differ materially from any results expressed or implied by such forward-looking statements or that North Central Bancshares, Inc. will be able to close on the transactions by the anticipated closing date. Such forward-looking statements are subject to risks and uncertainties, that could cause actual events or results to differ materially from those described in the forward-looking statements and include, but are not limited to, the risk that regulatory approvals or non-objections and Shareholder Approval will not be obtained and those risks described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in North Central Bancshares, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The merger agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the merger agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants made by the parties in the merger agreement are qualified and limited, including by information in the schedules referenced in the merger agreement that North Central Bancshares, Inc. delivered in connection with the execution of the merger agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the merger agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of North Central Bancshares, Inc. or its affiliates.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.